PIONEER INDEPENDENCE FUND                                                [LOGO]


                                    [PHOTO]


                                                               -----------------
                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 1999
                                                               -----------------

TABLE OF CONTENTS

Letter from the Chairman                                         1

Portfolio and Performance Update                                 2

Portfolio Management Discussion                                  3

Schedule of Investments                                          5

Financial Statements                                             8

Notes to Financial Statements                                    12

Report of Independent Public Accountants                         14

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/99
-------------------------------------------------------------------------------

DEAR SHAREOWNER,

I am delighted to introduce this report for Pioneer Independence Fund, covering a rewarding six months. On behalf of everyone at Pioneer, I thank you for your interest and this opportunity to reflect on the investment environment over the reporting period.

The first half of 1999 proved to be another eventful but positive period for stock investors. The long running bull market broadened as investors showed a greater interest in many of the areas that were neglected in 1998, namely mid-cap and small companies. The improvement in market breadth is an indication of the cyclical nature of the open marketplace. The large growth stocks that dominated the market for several years have reached such high price levels that many investors are beginning to look elsewhere for opportunities. What they're seeing is a variety of stocks with strong fundamentals, low prices and, we believe, some real potential. For long-term investors, holding quality companies at reasonable prices is a simple and time-tested philosophy that makes sense regardless of the type of stocks in favor. It's a philosophy that Pioneer has lived by for more than 70 years.

It is quite tempting to abandon a balanced investment plan when the stock market shows returns over 20%, as it has for each of the past four years. But longer term, average annual returns of stocks, as measured by the Standard & Poor's 500 Index, are closer to 11%. That is why experts recommend that investors hold a mix of stocks and bonds, as well as relatively safe investments like money market funds, to suit their long-term objectives and to seek to achieve balance. If you think your investments may be out of line, we encourage you to meet with your investment professional to discuss your asset allocation.

I encourage you to read on to learn more about Pioneer Independence Fund. If you have questions about your investment, please contact your investment professional.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

   PIONEER INDEPENDENCE FUND
-------------------------------------------------------------------------------
   PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
-------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                            84%
International Common Stocks                                   5%
Depositary Receipts for International Stocks                  11%


SECTOR DIVERSIFICATION
(As a percentage of equity holdings)

                                    [CHART]

Technology                              20%
Financial                               15%
Consumer Staples                        15%
Consumer Cyclicals                      11%
Basic Materials                         8%
Healthcare                              8%
Capital Goods                           6%
Communication Services                  5%
Energy                                  5%
Other                                   7%

-------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Vitesse Semiconductor Corp.                         2.02%
   2. Shell Transportation and Trading Co. (A.D.R.)       1.59
   3. Williams Companies, Inc.                            1.59
   4. Raytheon Co.                                        1.58
   5. Bell Atlantic Corp.                                 1.56

Holdings will vary for other periods.



-------------------------------------------------------------------------------
Prices and Distributions


                                                  6/30/99        12/31/98
Net Asset Value per Share                        $11.04           $9.63



Distributions per Share         Income         Short-Term      Long-Term
(12/31/98 - 6/30/99)            Dividends      Capital Gains   Capital Gains
                                $   -          $   -           $   -

-------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT+

The following chart shows the value of an investment made in Pioneer Independence Fund at net asset value, compared to the growth of the Russell 1000 Index.

[Begin: Tabular Description of Mountain Chart]


                   Pioneer Independence  Russell 1000
                   Fund*                 Index+
3/31/98            "$10,000"             "$10,000"
                   "$10,249"             "$10,103"
                   "$10,000"             "$9,885"
6/30/98            "$9,900"              "$10,251"
                   "$9,202"              "$10,128"
                   "$7,836"              "$8,613"
9/30/98            "$8,126"              "$9,193"
                   "$8,853"              "$9,919"
                   "$9,182"              "$10,533"
12/31/98           "$9,693"              "$11,204"
                   "$9,824"              "$11,604"
                   "$9,552"              "$11,237"
3/31/99            "$10,015"             "$11,667"
                   "$10,599"             "$12,155"
                   "$10,659"             "$11,892"
6/30/99            "$11,112"             "$12,498"

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.


AVERAGE ANNUAL TOTAL RETURN
(As of June 30, 1999)

-------------------------------------------------------------------------------
 NET ASSET VALUE*
-------------------------------------------------------------------------------

PERIOD
Life-of-Fund               8.77%
(3/16/98)

1 Year                    12.24%

Returns shown assume reinvestment of distributions at net asset value.


* Reflects Fund performance only at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges can amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

2

     Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth or less than its original cost.

   PIONEER INDEPENDENCE FUND
-------------------------------------------------------------------------------
   PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
-------------------------------------------------------------------------------

The first half of Pioneer Independence Fund's fiscal year ended on June 30, 1999. In the following discussion Theresa A. Hamacher provides an update on the economic environment and investment strategies that shaped the Fund's improved performance over the period. An investment professional for more than 15 years, Ms. Hamacher -along with David D. Tripple, the Fund's other co-manager -- is responsible for the daily management of the Fund.

Q: INVESTORS WERE ATTRACTED TO A BROADER GROUP OF STOCKS OVER THE PERIOD. DID THIS HELP THE FUND?

A: Yes, the global economy improved as the year progressed and, in turn, a greater cross-section of stocks turned in better earnings. As we moved into April, investors showed a particular interest in mid-caps and value stocks. This was a sharp, and welcome, change from the trend of having a limited focus on a few large growth stocks.

Q:   DID THIS RETURN TO VALUE HELP THE FUND'S PERFORMANCE?

A: Yes it did. In fact, the Fund's total return of 14.64%, at net asset value, outperformed the 11.54% return of its benchmark, the Russell 1000 Index, for the same period. The Russell 1000 measures the performance of the largest 1000 stocks in the U.S. market; it's a broader measure than the Standard & Poor's 500 Index, which returned 12.38% for the period.

Q: IN YOUR LAST REPORT, YOU EXPLAINED THAT THE FUND INCLUDED BOTH VALUE AND GROWTH STOCKS. IS THIS STILL THE CASE?

A: Yes, the Fund takes an opportunistic approach, choosing the stocks we think represent the very best ideas of Pioneer's total investment team. During much of 1998, we accumulated value-oriented stocks, especially mid-sized value companies, since they seemed to hold the most potential for appreciation. We are happy to report that our analysis seemed to be on target.

     Today, we remain focused on mid-cap, value-oriented stocks because we believe they can provide the best of both worlds when you compare them to small and large businesses. First, compared to small companies, mid-caps generally have longer operating histories, stronger market niches, better financial resources and more experienced managements. Relative to large companies, mid-caps typically do not face the intense scrutiny of Wall Street, and often fall off other investors' radar-screens. Also, they generally sell at lower valuations than larger stocks. In addition, mid-caps often make attractive acquisition candidates. Lastly, mid-cap stocks have dramatically underperformed over the past few years, and we believe they have the potential to drive the market for sustained periods.

Q:   WHAT SECTORS AND STOCKS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Some opportunistic investments in the technology area really helped performance. Many of these appreciated so quickly that they soon hit our target prices and we sold them after a short time. Other technology stocks -Hewlett Packard and Oracle - also performed well over the period and still remain in the portfolio. Williams Companies, which does business in both natural gas and telecommunications by running fiber optic cable through gas lines, was another standout. We also saw many commodity-related holdings, purchased near their lows in 1998, rebound sharply as the global economic picture improved. Alcoa, an aluminum manufacturer, Freeport-McMoRan Copper and Gold and Temple-Inland, a paper company, are good examples in this group.

Q:   WERE THERE DISAPPOINTMENTS?

A: Of course. The insurance area, especially property casualty companies, were weak because their earnings did not keep pace with stronger sectors such as technology. Healthcare was another sector that did not perform well, mainly because of regulatory concerns. The Fund wasn't as dramatically affected as it might have been because it holds a smaller percentage of healthcare stocks than usual.

   PIONEER INDEPENDENCE FUND
-------------------------------------------------------------------------------
   PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
-------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We think that mid-cap and value stocks' recent strong performance may be just the beginning of a longer trend. So we expect to maintain the mid-cap, value-oriented focus we have employed for the past year. Interestingly, as volatility continues, we are seeing more overlap between value and growth names. The key to long-term performance, as usual, is earnings growth. Over the past three months, as earnings growth rates for mid-sized value companies improved, investors broadened their focus and included more than just large-cap, blue chip stocks in their portfolios. If the global economic recovery continues, we believe the Fund is positioned to benefit from investors' renewed interest in a broader offering of stocks.

 Pioneer Independence Fund

------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99

Shares                                                         Value
              COMMON STOCKS - 100%
              Basic Materials - 8.0%
              Aluminum - 1.4%
       1,500  Alcoa, Inc.                               $     92,813
                                                        ------------
              Chemicals (Diversified) - 1.4%
       2,000  Hoechst AG (A.D.R.)                       $     92,000
                                                        ------------
              Chemicals (Specialty) - 1.1%
       1,300  Minerals Technologies, Inc.               $     72,556
                                                        ------------
              Containers & Packaging (Paper) - 0.8%
         800  Temple-Inland Inc.                        $     54,600
                                                        ------------
              Metals Mining - 1.5%
       5,500  Freeport-McMoRan Copper and Gold Inc.     $     98,656
                                                        ------------
              Paper & Forest Products - 1.8%
       3,000  Asia Pulp and Paper Ltd. (A.D.R.)*        $     28,875
       2,000  Bowater Inc.                                    94,500
                                                        ------------
                                                        $    123,375
                                                        ------------
              Total Basic Materials                     $    534,000
                                                        ------------
              Capital Goods - 5.7%
              Aerospace - 1.0%
       1,000  Gulfstream Aerospace Corp.*               $     67,562
                                                        ------------
              Electrical Equipment - 2.6%
       4,000  American Power Conversion Corp.*          $     80,500
       2,000  SCI Systems, Inc.*                              95,000
                                                        ------------
                                                        $    175,500
                                                        ------------
              Manufacturing (Specialized) - 1.3%
       1,300  Sealed Air Corp.*                         $     84,337
                                                        ------------
              Office Equipment & Supplies - 0.8%
       3,300  Anacomp, Inc.*                            $     56,100
                                                        ------------
              Total Capital Goods                       $    383,499
                                                        ------------
              Communication Services - 5.5%
              Cellular / Wireless
              Telecommunications - 1.0%
         350  Vodafone Airtouch Plc (A.D.R.)            $     68,950
                                                        ------------
              Telephone - 4.5%
       1,600  Bell Atlantic Corp.                       $    104,600
       1,700  SBC Communications, Inc.                        98,600
         900  Telecom Italia SpA (A.D.R.)                     94,669
                                                        ------------
                                                        $    297,869
                                                        ------------
              Total Communication Services              $    366,819
                                                        ------------
              Consumer Cyclicals - 10.7%
              Automobiles - 1.5%
       1,500  General Motors Corp.                      $     99,000
                                                        ------------
              Auto Parts & Equipment - 0.7%
       2,548  Delphi Automotive Systems Corp.           $     47,297
                                                        ------------


Shares                                                         Value
              Household Furnishings &
              Appliances - 1.2%
       1,100  Maytag Corp.                              $     76,656
                                                        ------------
              Leisure Time (Products) - 1.1%
       2,880  Mattel, Inc.                              $     76,140
                                                        ------------
              Publishers - 1.5%
       1,900  Dow Jones & Co.                           $    100,819
                                                        ------------
              Publishing - 1.1%
       1,400  McGraw-Hill Co., Inc.                     $     75,512
                                                        ------------
              Retail (Discounters) - 1.4%
       3,250  Dollar General Corp.                      $     94,250
                                                        ------------
              Retail (General Merchandise) - 0.9%
         900  Dayton Hudson Corp.                       $     58,500
                                                        ------------
              Services (Commercial & Consumer) - 1.3%
       5,400  Vivendi (A.D.R.)                          $     88,425
                                                        ------------
              Total Consumer Cyclicals                  $    716,599
                                                        ------------
              Consumer Staples - 15.2%
              Beverages (Non-Alcoholic) - 1.4%
       2,500  PepsiCo Inc.                              $     96,719
                                                        ------------
              Broadcasting
              (Cable / Television / Radio) - 2.8%
       3,000  Infinity Broadcasting Corp.*              $     89,250
       1,300  MediaOne Group Inc.*                            96,687
                                                        ------------
                                                        $    185,937
                                                        ------------
              Foods - 4.1%
       3,800  Celestial Seasonings, Inc.*               $     81,700
       1,600  Hershey Foods Corp.                             95,000
       4,200  Sara Lee Corp.                                  95,287
                                                        ------------
                                                        $    271,987
                                                        ------------
              Personal Care - 1.3%
       2,100  The Gillette Co.                          $     86,100
                                                        ------------
              Restaurants - 2.5%
       4,500  Luby's Cafeterias Inc.                    $     67,500
       2,400  McDonald's Corp.                                99,150
                                                        ------------
                                                        $    166,650
                                                        ------------
              Retail Stores (Food Chains) - 1.2%
       2,200  Winn-Dixie Stores, Inc.                   $     81,262
                                                        ------------
              Services (Employment) - 0.6%
       3,000  Modis Professional Services Inc.*         $     41,250
                                                        ------------
              Specialty Printing - 1.3%
       4,500  John H. Harland Co.                       $     89,719
                                                        ------------
              Total Consumer Staples                    $  1,019,624
                                                        ------------
              Energy - 5.3%
              Oil (Domestic Integrated) - 1.6%
       2,300  Shell Transportation and Trading Co.
              (A.D.R.)                                  $    106,663
                                                        ------------

   The accompanying notes are an integral part of these financial statements.  5

 Pioneer Independence Fund

------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99                                (CONTINUED)

Shares                                                         Value
              Oil (Drilling & Equipment) - 1.1%
       8,000  R&B Falcon Corp.*                         $     75,000
                                                        ------------
              Oil (International Integrated) - 1.4%
         900  Mobil Corp.                               $     89,100
                                                        ------------
              Oil & Gas
              (Production / Exploration) - 1.2%
       2,200  Anadarko Petroleum Corp.                  $     80,988
                                                        ------------
              Total Energy                              $    351,751
                                                        ------------
              Financial - 15.5%
              Banks (Major Regional) - 1.3%
       2,000  Fleet Financial Group, Inc.               $     88,750
                                                        ------------
              Banks (Money Centers) - 1.5%
       1,400  BankAmerica Corp.                         $    102,638
                                                        ------------
              Banks (Regional) - 2.3%
       3,500  Commercial Federal Corp.                  $     81,156
       3,300  North Fork Bancorporation, Inc.                 70,331
                                                        ------------
                                                        $    151,487
                                                        ------------
              Financial (Diversified) - 2.5%
       2,000  SLM Holdings Corp.                        $     91,625
       3,800  Trizec Hahn Corp.                               77,425
                                                        ------------
                                                        $    169,050
                                                        ------------
              Insurance (Multi-Line) - 2.5%
         700  American International Group, Inc.        $     81,944
       1,900  Nationwide Financial Services Inc.              85,975
                                                        ------------
                                                        $    167,919
                                                        ------------
              Insurance (Property / Casualty) - 4.2%
       3,000  ACE Ltd.                                  $     84,750
          41  Berkshire Hathaway, Inc. (Class B)*             92,209
         700  Progressive Corp.                              101,500
                                                        ------------
                                                        $    278,459
                                                        ------------
              Savings & Loan Companies - 1.2%
       2,200  Washington Mutual Inc.                    $     77,825
                                                        ------------
              Total Financial                           $  1,036,128
                                                        ------------
              Healthcare - 7.7%
              Biotechnology - 1.2%
       1,300  Amgen Inc.*                               $     79,138
                                                        ------------
              Healthcare (Diversified) - 1.1%
       1,300  American Home Products Corp.              $     74,750
                                                        ------------
              Healthcare (Drugs / Major
              Pharmaceuticals) - 2.4%
       1,500  Pharmacia & UpJohn Inc.                   $     85,219
       1,400  Schering-Plough Corp.                           74,200
                                                        ------------
                                                        $    159,419
                                                        ------------
              Healthcare (Managed Care) - 1.4%
       1,100  Wellpoint Health Networks, Inc.*          $     93,363
                                                        ------------


Shares                                                         Value
              Healthcare (Medical
              Products / Supplies) - 1.6%
       2,000  Becton, Dickinson & Co.                   $     60,000
         700  Qiagen NV*                                      47,600
                                                        ------------
                                                        $    107,600
                                                        ------------
              Total Healthcare                          $    514,270
                                                        ------------
              Technology - 19.6%
              Communications Equipment - 2.2%
       4,000  American Tower Corp.*                     $     96,000
       1,500  ECI Telecom Ltd.                                49,781
                                                        ------------
                                                        $    145,781
                                                        ------------
              Computers (Hardware) - 2.7%
       3,500  Compaq Computer Corp.                     $     82,906
       1,000  Hewlett-Packard Co.                            100,500
                                                        ------------
                                                        $    183,406
                                                        ------------
              Computers (Software & Services) - 2.8%
       2,500  Cadence Design Systems Inc.*              $     31,875
       2,000  Oracle Corp.*                                   74,250
       2,300  SAP AG (A.D.R.)                                 79,638
                                                        ------------
                                                        $    185,763
                                                        ------------
              Electronics (Component
              Distribution) - 2.1%
       2,000  Avid Thermal Technology Inc.*             $     45,250
       1,200  Siemens AG (A.D.R.)                             93,180
                                                        ------------
                                                        $    138,430
                                                        ------------
              Electronics (Defense) - 1.5%
       1,500  Raytheon Co.                              $    105,563
                                                        ------------
              Electronics (Semiconductors) - 5.8%
       2,000  Etec Systems Inc.*                        $     66,500
       1,400  Intel Corp.                                     83,300
         700  Texas Instruments Inc.                         101,500
       2,000  Vitesse Semiconductor Corp.*                   134,875
                                                        ------------
                                                        $    386,175
                                                        ------------
              Equipment (Semiconductors) - 1.3%
       1,200  Teradyne Inc.*                            $     86,100
                                                        ------------
              Photography / Imaging - 1.2%
       1,200  Eastman Kodak Co.                         $     81,300
                                                        ------------
              Total Technology                          $  1,312,518
                                                        ------------
              Transportation - 4.0%
              Airlines - 1.2%
       1,200  AMR Corp.*                                $     81,900
                                                        ------------
              Railroads - 2.8%
       1,500  Canadian National Railway Co.             $    100,500
       1,500  Union Pacific Corp.                             87,469
                                                        ------------
                                                        $    187,969
                                                        ------------
              Total Transportation                      $    269,869
                                                        ------------

6  The accompanying notes are an integral part of these financial statements.

 Pioneer Independence Fund

------------------------------------------------------------

Shares                                                         Value
              Utilities - 2.8%
              Electric Companies - 1.2%
       2,300  Scottish Power Plc (A.D.R.)               $     80,500
                                                        ------------
              Natural Gas - 1.6%
       2,500  Williams Companies, Inc.                  $    106,406
                                                        ------------
              Total Utilities                           $    186,906
                                                        ------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $6,054,972)(a)(b)                   $  6,691,983
                                                        ------------

*    Non-income producing security.

(a) At June 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $6,056,856 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over cost                          $ 789,358
     Aggregate gross unrealized gain for all investments in which
     there is an excess of tax cost over value                       (154,231)
                                                                   ----------
     Net unrealized gain                                             $635,127
                                                                   ----------

(b) At December 31, 1998, the Fund had a net capital loss carryforward of $49,000 which will expire in 2006 if not utilized.
     Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 aggregated $5,582,496 and $2,893,461, respectively.

   The accompanying notes are an integral part of these financial statements.

 Pioneer Independence Fund

------------------------------------------------------------
 BALANCE SHEET 6 / 30 / 99

ASSETS:
 Investment in securities, at value (cost
   $6,054,972)                                      $6,691,983
 Cash                                                  405,626
 Receivables -
   Investment securities sold                          380,807
   Fund shares sold                                      9,847
   Dividends and interest                                6,376
 Due from Pioneer Investment Management, Inc.           47,346
 Organizational costs - net                             37,183
 Other                                                     371
                                                    ----------
      Total assets                                  $7,579,539
                                                    ----------

LIABILITIES:
 Payables -
   Investment securities purchased                  $  541,304
   Fund shares repurchased                               3,036
 Due to affiliates                                      38,629
 Accrued expenses                                       33,541
                                                    ----------
      Total liabilities                             $  616,510
                                                    ----------

NET ASSETS:
 Paid-in capital                                    $6,014,898
 Accumulated undistributed net investment income         4,195
 Accumulated undistributed net realized gain on
   investments                                         306,925
 Net unrealized gain on investments                    637,011
                                                    ----------
      Total net assets                              $6,963,029
                                                    ----------

NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
   Based on $6,963,029/630,679 shares               $    11.04
                                                    ----------

8  The accompanying notes are an integral part of these financial statements.

 Pioneer Independence Fund

------------------------------------------------------------
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED 6/30/99

INVESTMENT INCOME:
 Dividends (net of foreign taxes
   withheld of $2,053)                    $42,031
 Interest                                     225
                                          -------
      Total investment income                      $  42,256
                                                   ---------

EXPENSES:
 Management fees                          $19,030
 Transfer agent fees                       64,851
 Distribution fees                             38
 Administrative fees                       19,703
 Custodian fees                             6,922
 Registration fees                         18,375
 Professional fees                         17,722
 Printing                                   9,804
 Fees and expenses of nonaffiliated
   trustees                                12,792
 Organizational costs                      11,040
 Other                                      4,419
                                          -------
      Total expenses                               $ 184,696
      Less management fees waived and
      expenses reimbursed by Pioneer
      Investment Management, Inc.                   (143,468)
      Less fees paid indirectly                       (3,167)
                                                   ---------
      Net expenses                                 $  38,061
                                                   ---------
        Net investment income                      $   4,195
                                                   ---------

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
 Net realized gain on investments                  $ 355,925
 Change in net unrealized gain on
   investments                                       404,491
                                                   ---------
    Net gain on investments                        $ 760,416
                                                   ---------
    Net increase in net assets resulting
     from operations                               $ 764,611
                                                   ---------

   The accompanying notes are an integral part of these financial statements.  9

 Pioneer Independence Fund

------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED 6/30/99 AND THE PERIOD ENDED 12/31/98

                                                    Six Months
                                                      Ended                 3 / 16 / 98 to
                                                    6 / 30 / 99              12 / 31 / 98

FROM OPERATIONS:
Net investment income (loss)                        $   4,195                  $   (1,317)
Net realized gain (loss) on
 investments                                          355,925                     (49,000)
Change in net unrealized gain
 on investments                                       404,491                     232,520
                                                    ----------               ------------
    Net increase in net assets
     resulting from operations                      $ 764,611                  $  182,203
                                                    ----------               ------------

DISTRIBUTIONS TO SHAREHOLDERS:
In excess of net investment
 income ($0.00 and $0.09 per
 share, respectively)                               $       -                  $  (29,968)
                                                    ----------               ------------
    Total distributions to
     shareholders                                   $       -                  $  (29,968)
                                                    ----------               ------------

                                  '99       '98
                                 Shares    Shares

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of
 shares                         339,859   366,217   $3,402,185                 $3,350,061
Reinvestment of distributions         -     2,994           -                      27,752
Cost of shares repurchased      (55,607 ) (32,784 )  (538,973 )                  (294,842)
                                --------  --------  ----------               ------------
    Net increase in net assets
     resulting from fund share
     transactions               284,252   336,427   $2,863,212                 $3,082,971
                                --------  --------  ----------               ------------
Net increase in net assets                          $3,627,823                 $3,235,206

NET ASSETS:
Beginning of period                                 3,335,206                     100,000
                                                    ----------               ------------
End of period (including
 accumulated undistributed net
 investment income of $4,195
 and $0, respectively)                              $6,963,029                 $3,335,206
                                                    ----------               ------------

10 The accompanying notes are an integral part of these financial statements.

 Pioneer Independence Fund

------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                          Six Months
                                             Ended                   3 / 16 / 98 to
                                          6 / 30 / 99               12 / 31 / 98(a)
Net asset value, beginning of period        $  9.63                      $ 10.00
                                          -----------                   --------
Net increase (decrease) from investment
 operations:
  Net investment income (loss)              $  0.01                      $ (0.01)
  Net realized and unrealized gain
   (loss) on investments                       1.40                        (0.27)
                                          -----------                   --------
   Net increase (decrease) from
     investment operations                  $  1.41                      $ (0.28)
Distributions to shareholders:
  In excess of net investment income              -                        (0.09)
                                          -----------                   --------
Net increase (decrease) in net asset
 value                                      $  1.41                      $ (0.37)
                                          -----------                   --------
Net asset value, end of period              $ 11.04                      $  9.63
                                          -----------                   --------
Total return*                                 14.64%                       (2.78)%
Ratio of net expenses to average net
 assets                                        1.62%**+                     1.68%**+
Ratio of net investment income (loss) to
 average net assets                            0.04%**+                    (0.30)%**+
Portfolio turnover rate                         119%**                       118%**
Net assets, end of period (in thousands)    $ 6,963                      $ 3,335
Ratios assuming no waiver of management
 fees and assumption of expenses by PIM
 and no reduction for fees paid
 indirectly:
  Net expenses                                 7.25%**                     17.26%**
  Net investment loss                         (5.59)%**                   (15.88)%**
Ratios assuming waiver of management
 fees and assumption of expenses by PIM
 and reduction for fees paid indirectly:
  Net expenses                                 1.50%**                      1.50%**
  Net investment income (loss)                 0.16%**                     (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 Pioneer Independence Fund

------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6 / 30 / 99

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded on trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

B. FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. FUND SHARES

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI).

D. REPURCHASE AGREEMENTS

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. DEFERRED ORGANIZATION COSTS

  The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets. PIM's agreement is temporary and voluntary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including

 Pioneer Independence Fund

------------------------------------------------------------
accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. TRANSFER AGENT

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $38,629 in transfer agent fees payable to PSC at June 30, 1999.

4. DISTRIBUTION PLAN

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets related to shares that have been outstanding for more than twelve months in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $3,167 under such arrangements.

 Pioneer Independence Fund

------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Independence Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 6, 1999

14
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
         PIONEER INDEPENDENCE FUND

   [LOGO]

Officers
John F. Cogan, Jr., CHAIRMAN AND PRESIDENT
David D. Tripple, EXECUTIVE VICE PRESIDENT
Eric W. Reckard, TREASURER
Joseph P. Barri, SECRETARY

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Distributor
Pioneer Funds Distributor, Inc.

Independent Public Accountants
Arthur Andersen LLP

Legal Counsel
Hale and Dorr LLP

Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.


                                                                       0899-6835
                                             -C- Pioneer Funds Distributor, Inc.